Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

Note 41.Subsequent events

Investment in EeroQ

On February 16, 2026, the Group, through its subsidiary SEALSQ, entered into a second Simple Agreement for Future Equity (“SAFE”) with EeroQ Corporation for a total investment of USD 1 million. The investment does not convey equity ownership, voting rights, or significant influence at inception.

Share Purchase Agreement with Several Institutional Investors signed in March 2026

On March 16, 2026, the Group entered into a Securities Purchase Agreement with several institutional investors to sell and issue (i) 22,913,630 ordinary shares of SEALSQ and (ii) pre-funded ordinary share purchase warrants to purchase up to 7,500,000 ordinary shares of SEALSQ (the “Pre-funded Warrants”) together with Class D ordinary share purchase warrants to purchase up to 60,827,260 ordinary shares of SEALSQ (the “Class E Warrants” and, together with the Pre-funded Warrants, the “Private Warrants”), for aggregate gross proceeds of USD 125 million. Each Pre-funded Warrant is exercisable for one ordinary share of SEALSQ at an exercise price of USD 0.0001 per share and is immediately exercisable until exercised in full. The Class E Warrants are immediately exercisable, have an exercise price of USD 5.50 per ordinary share of SEALSQ, and expire seven years from the date of issuance. Each Class E Warrant is exercisable for one ordinary share of SEALSQ.

Proposed Acquisition of Miraex SA

On March 24, 2026, the Group entered into a Letter of Intent (the “LOI”) to acquire 100% of the issued and outstanding share capital of Miraex SA, a company incorporated in Switzerland, for an aggregate cash purchase price of CHF 4,000,000, exclusive of the repayment of Miraex SA’s outstanding convertible loans estimated at CHF 565,178.74. Immediately following completion of the proposed transaction, the Group intends to subscribe to a capital increase of up to CHF 1,000,000 to support Miraex SA’s operations through fiscal years 2026 and 2027.

Concurrently with the execution of the LOI, the Group and Miraex SA entered into a convertible loan agreement in the principal amount of CHF 500,000 to provide interim bridge financing to preserve Miraex SA’s operations pending completion of the proposed transaction, with the amount disbursed to be credited against the Group’s obligation under the aforementioned capital increase. The LOI includes a 60-day exclusivity period during which Miraex SA may not solicit or enter into discussions with third parties regarding any competing transaction. Completion of the proposed acquisition remains subject to customary conditions, including satisfactory completion of due diligence, shareholder approval, and the absence of any material adverse change affecting Miraex SA.